SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 6, 2011 (April 1, 2011)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Ave., Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.          Material Modification to Rights of Security Holders.

As previously reported on a Registration Statement on Form S-3 (No. 333-163442) filed December 2, 2009 (the “Registration Statement”), Tri-Valley Corporation (the “Company”) is party to a Rights Agreement (“Rights Agreement”) dated December 1, 2009, as amended, with Wells Fargo Bank, N.A., as successor rights agent to Registrar and Transfer Company.  In connection with the adoption of the Rights Agreement, the Board of Directors of the Company declared a special dividend of one right per share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to purchase (subject to the terms and conditions of, and subject to the occurrence of certain trigger events described in, the Rights Agreement) one one-thousandth of a share of Series A Junior Participating Preferred Stock.  If and once issued, the Series A Junior Participating Preferred Stock shall have the rights, preferences and privileges set forth in the Certificate of Designation of Rights, Preferences and Privileges of Series A Junior Participating Preferred Stock (the “Certificate of Designation”), which was filed with the Delaware Secretary of State on April 1, 2011.

A summary of the Rights Agreement and the rights, preferences and privileges of the Series A Junior Participating Preferred Stock was set forth in the Company’s Registration Statement under the caption “Anti-Takeover Provisions--The Share Purchase Rights Agreement,” which summary is incorporated herein by this reference.  The foregoing summary of the Rights Agreement and of the rights and preferences of the Series A Junior Participating Preferred Stock is also qualified in its entirety by reference to the Rights Agreement and the Certificate of Designation which are filed as Exhibits 4.1 and 3.1, respectively, to this Current Report and are incorporated herein by this reference.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 22, 2011, the Company and Mr. Joseph R. Kandle, Senior Vice President, Corporate Development of the Company, are party to an Executive Retirement Agreement and General Release (“Executive Agreement and Release”) dated December 6, 2010, and amended on February 25, 2011, which provided for Mr. Kandle’s retirement from the Company and all Company subsidiary positions, effective April 1, 2011.  On April 1, 2011, Mr. Kandle retired from all such positions with the Company.

A summary of the Executive Agreement and Release is set forth in Part II, Item 8. Financial Statements, Note 15--Subsequent Events of the Company’s Annual Report on Form 10-K, filed on March 22, 2011, which summary is incorporated herein by this reference. The foregoing summary of the Executive Agreement and Release is qualified in its entirety by reference to the Executive Agreement and Release, which is filed as Exhibit 10.5 to this Current Report and is incorporated herein by this reference.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 3.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

Item 7.01           Regulation FD Disclosure.

On April 4, 2011, the Company issued a press release to announce that drilling has begun on the first of six new vertical wells to develop proved undeveloped reserves at its Claflin oil project, located in the Edison Oil Field near Bakersfield, California. The release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.          Other Events.

Resolution of NYSE Amex Listing Deficiencies

On April 1, 2011, the Company received notice from the NYSE Amex LLC (“NYSE Amex”) that the Company had resolved its previously reported listing deficiencies and is now in compliance with all NYSE Amex continued listing standards. As is the case for all listed issuers, the Company’s continued listing eligibility will be assessed on an ongoing basis.

Results of At-The-Market Offerings

As previously reported, on October 22, 2010, the Company entered into a Sales Agreement with C. K. Cooper & Company (“CKCC”), under which the Company sold shares of its common stock in an at-the-market equity offering program, with CKCC acting as placement agent. The Company concluded this first at-the-market equity offering program on February 9, 2011, through which, in the aggregate, 6,002,399 shares of common stock had been sold, resulting in gross proceeds of $2,999,610, and net proceeds of $2,849,630, after deducting placement agent commissions and offering expenses.

As previously reported, on February 3, 2011, the Company entered into a second Sales Agreement with CKCC, under which the Company sold additional shares of its common stock in a second at-the-market equity offering program, with CKCC again acting as placement agent.  The Company concluded this second at-the-market equity offering program on March 30, 2011, through which, in the aggregate, 6,249,824 shares of common stock had been sold, resulting in gross proceeds of $2,999,684, and net proceeds of $2,849,699, after deducting placement agent commissions and offering expenses.

A summary of the October 22, 2010 Sales Agreement and at-the-market equity offering program was set forth in the Company’s Current Report on Form 8-K dated October 22, 2010, which summary is incorporated herein by this reference.  A summary of the February 3, 2011 Sales Agreement and at-the-market equity offering program was set forth in the Company’s Current Report on Form 8-K dated February 4, 2011, which summary is incorporated herein by this reference.

Item 9.01           Financial Statements and Exhibits.

               (d)        Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Designation, filed with the Delaware Secretary of State on April 1, 2011

4.1	Rights Agreement, dated as of December 1, 2009, as amended, by and between the Company and Wells Fargo Bank, N.A., as successor rights agent to Registrar and Transfer Company (incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 22, 2011)

10.5	Executive Retirement Agreement and General Release with Joseph R. Kandle, effective as of December 6, 2010, amended on February 25, 2011 (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 22, 2011)

99.1	Press release dated April 4, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-VALLEY CORPORATION

Date:	April 6, 2011	/s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Designation, filed with the Delaware Secretary of State on April 1, 2011

4.1	Rights Agreement, dated as of December 1, 2009, as amended, by and between the Company and Wells Fargo Bank, N.A., as successor rights agent to Registrar and Transfer Company (incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 22, 2011)

10.5	Executive Retirement Agreement and General Release with Joseph R. Kandle, effective as of December 6, 2010, amended on February 25, 2011 (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 22, 2011)

99.1	Press release dated April 4, 2011